INVESTORS FUND SERIES
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1998
                                -----------------

The following change to the "Net Asset Value" section of the Statement of Additional Information will be effective prior to the close of the third calendar quarter for 1998:

          Net Asset Value

          The section titled "Each Portfolio other than the Money Market, High Return Equity, Financial Services, Global Blue Chip, and International Growth and Income Portfolios" is deleted from the Statement of Additional Information.

          The section title "High Return Equity, Financial Services, Global Blue Chip and International Growth and Income Portfolios" is revised as follows: "Each Portfolio other than the Money Market." Thus, this section applies to each Portfolio in the Prospectus other than the Money Market Portfolio.

August 17, 1998

[Inventory Code]